UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington,  DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 22, 2015

Reading International, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	1-8625	95-3885184
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6100 Center Drive, Suite 900, Los Angeles, California		90045
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:  (213) 235-2240

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Reading International, Inc. announced yesterday the appointment of its new Chief Financial Officer and Treasurer, Devasis (“Dev”) Ghose, effective May 11, 2015. In this position, Mr. Ghose will oversee all finance and technology affairs of the Company.

Andrzej Matyczynski, the Company’s retiring  Chief Financial Officer, will remain with the Company as a corporate advisor and assist in the transition of Dev. Mr. Matyczynski will retire from the Company effective April 2016.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.  The following exhibit is filed herewith and incorporated herein by reference.

99.1  Press Release of Reading International, Inc. dated April 21, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

READING INTERNATIONAL, INC.

Date: April 21, 2015	By:	/s/ James J. Cotter, Jr.
	Name:	James J. Cotter, Jr.
	Title:	Chief Executive Officer and President